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EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in Registration Statements No. 333-79767, 333-58903, 333-11865, 333-36782 on Form S-8 filed on April 30, 1990 of our report dated March 5, 2001 of 3D Systems Corporation on Forms S-8, appearing in this Annual Report on Form 10-K of 3D Systems Corporation for the year ended December 31, 2000.

DELOITTE & TOUCHE LLP

Los Angeles, California
March 16, 2001

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EXHIBIT 23.1
INDEPENDENT AUDITORS' CONSENT